                                                                Exhibit 10.2
                     INTERIM FUNDING LOAN AND SECURITY AGREEMENT

    THIS INTERIM FUNDING LOAN AND SECURITY AGREEMENT dated as of May 12, 1997 is made by and between KEYCORP LEASING LTD., a Delaware corporation ("Lessor"), and R-B RUBBER PRODUCTS, INC., an Oregon corporation having its principal place of business at 904 East 10th Avenue, McMinnville, OR 97128 ("Lessee").

                              I N T R O D U C T I O N :

    Lessee has entered into (i) Funding Agreement dated as of May 12, 1997 with Lessor (the "Funding Agreement"), (ii) a Master Equipment Lease Agreement dated as of May 12, 1997 with Lessor, as lessor (the "Master Lease"), a copy of which is attached to the Funding Agreement (such Master Lease, together with all Equipment Schedules executed in connection therewith, in substantially the form attached to the Funding Agreement, and all addenda attached thereto, if any, from time to time executed in connection therewith, are hereinafter collectively referred to as, the "Lease"), (iii) purchase agreements with various vendors (the "Other Suppliers"), pursuant to which Lessee has agreed to purchase certain goods and other property from such Other Suppliers, together with goods and other property purchased from the Main Supplier (as hereinafter defined) (the "Equipment), and (iv) a purchase agreement (the "Purchase Agreement"), a copy of which is attached hereto as EXHIBIT B, dated January 4, 1997 with Emil Paul Schilling AG (the "Main Supplier") and the Other Suppliers, pursuant to which Lessee has agreed to purchase Equipment. Lessee has requested Lessor to make certain payments (the "Advance Payment(s)"), as required by the terms of the Purchase Agreement and purchase orders with the Other Suppliers, in each case subsequent to the effectiveness and enforceability of the Master Lease with respect to such Equipment, but prior to the Rent Commencement Date with respect to such Equipment, and Lessor is willing to make such Advance Payments, subject to and upon the terms and conditions set forth herein. Unless the context otherwise requires, all capitalized terms used herein without definition shall have the respective meanings set forth in the Lease.

    NOW, THEREFORE, in consideration of the foregoing premises, the Secured Obligations between the parties hereunder, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lessor and Lessee hereby agree as follows:

    1. THE ADVANCE PAYMENTS. Subject to the terms and conditions set forth in (a) this Agreement, (b) the Purchase Agreement, (c) the Lease, (d) the Promissory Note (as defined herein), and (e) any other agreement executed in connection therewith (this Agreement, the Purchase Agreement, the Lease, the Promissory Note and all other such agreements collectively referred to hereafter as the "Loan Documents"), Lessor hereby agrees to make the Advance Payments upon Lessee's request at the times and in the amounts set forth in the Purchase Agreement or the purchase orders with the Other Suppliers. Advance Payments shall be made to the address set forth in each Drawdown Request (as defined in the Promissory Note).

    2. MASTER LEASE IN FULL FORCE AND EFFECT AS TO ADVANCE PAYMENTS. Lessee hereby acknowledges that, with respect to the Advance Payments hereunder (and the Equipment to which such Advance Payments relate), the Master Lease shall be deemed to be in full force and effect against Lessee with respect to such Equipment with the same force and effect as if an Equipment Schedule was executed with respect to each item of such Equipment, and Lessee acknowledged its unqualified acceptance of each item of such Equipment, on the date of the Advance Payment hereunder relating thereto.

    3. THE PROMISSORY NOTE; INTEREST; REPAYMENT. The obligations of Lessee to repay the Advance Payments shall be evidenced by a promissory note (the "Promissory Note"), in the form attached hereto as EXHIBIT A. Interest shall be calculated as set forth in, and repayment made in accordance with, the terms and conditions of the Promissory Note.


    4. SECURITY INTEREST. (a) As security for the payment and performance of all obligations due to Lessor hereunder and under the Promissory Note, including, without limitation, repayment of the Advance Payments and all interest accrued thereon, and any and all other obligations of Lessee under the Loan Documents (collectively, the "Secured Obligations"), Lessee hereby grants to Lessor a security interest in and to all of Lessee's right, title and interest, now existing or hereafter arising, in and to the following: Lessee's assignment of the

Purchase Agreement shall be evidenced by an Assignment of Purchase Agreement in the form attached hereto as EXHIBIT C (the "Assignment of Purchase Agreement").

         (b) Lessee represents and warrants to Lessor that the Collateral is free and clear of all claims, liens, encumbrances and charges whatsoever, except for the security interest granted hereby. Lessee shall, at Lessee's own cost and expense, promptly take any action as may be necessary or desirable in order to discharge any liens (other than the security interest granted hereby) upon the Collateral arising as a result of any act or omission of Lessee.

    5. EXPRESS CONDITION TO ADVANCE PAYMENTS. Lessor shall have no obligation to make any Advance Payment hereunder (a) if an Event of Default (as defined in Section 6 hereof) shall have occurred and is continuing), (b) until such time as Lessor, or its designee, shall have made a physical inspection of the Equipment which is satisfactory to Lessor in its sole discretion, and (c) unless Lessor shall have received the following documents duly executed and delivered by an authorized representative of Lessee and/or the Main Supplier, as applicable:

         (1)  the Master Lease;
         (2)  this Interim Funding Loan and Security Agreement;
         (3)  UCC Financing Statements, as requested by Lessor;
         (4) a Drawdown Request (as defined in the Promissory Note) with respect to such Advance Payment;
         (5) any other instruments or documents as may be reasonably requested by Lessor;
         (6) an invoice issued by the Main Supplier and the Other Suppliers and countersigned by Lessee (which countersignature by Lessee shall be conclusively deemed to be Lessee's certification and agreement that the Advance Payment invoiced is then due and owing and properly payable, and that all conditions precedent to the payment of such invoice have been performed and completed to the satisfaction of Lessee, and in accordance with the terms and conditions of the Purchase Agreement (provided, however, that Lessor shall have no obligation to make the final Advance Payment due under the Purchase Agreement until such time as Lessor has received the duly executed Certificate of Acceptance for the Equipment from the Lessee, as required by the terms of the Master Lease;
         (7)  the Purchase Agreement;
         (8)  the Assignment of Contract; and
         (9) the Consent to Assignment and Agreement, in the form attached hereto as EXHIBIT D.

    6. EVENTS OF DEFAULT; REMEDIES. (a) The occurrence of any of the following events shall constitute and be an event of default (an "Event of Default"): (1) Lessee fails to pay any installment of principal or interest, or any other payment due and owing, under the Promissory Note or this Agreement within ten (10) days after the same shall have become due; (2) Lessee becomes insolvent or makes an assignment for the benefit of its creditors; (3) a receiver, trustee, conservator or liquidator of Lessee or of all or a substantial part of Lessee's assets is appointed with or without the application or consent of Lessee; (4) a petition is filed by or against Lessee under any bankruptcy, insolvency or similar legislation, and, if against, the proceeding shall continue undismissed, or the order, judgment or decree ordering the proceeding shall continue unstayed, for thirty (30) or more days; (5) Lessee violates or fails to perform any provision of either this Agreement, the Promissory Note, the Lease or any other loan, lease or credit agreement or any acquisition or purchase agreement with Lessor or any other party (a default under which third party agreement would materially and adversely effect Lessee), and such failure shall continue unremedied for 30 days after notice from Lessor to Lessee, specifying the failure and demanding the same to be remedied; (6) Lessee violates or fails to perform any covenant or representation made by Lessee in this Agreement or the Promissory Note, and such violation or failure shall continue unremedied for 30 days after notice from Lessor to Lessee, specifying the violation or failure and demanding the same to be remedied; (7) any representation or warranty made in this Agreement, the Promissory Note, the Lease, certificate, financial statement or other statement furnished to Lessor shall prove to be false or misleading in any material respect as of the date on which the same was made; (8) an event of default has occurred and is continuing under the Promissory Note; (9) an additional lien attaches to the Equipment; or
10) Lessee makes a bulk transfer of furniture, furnishings, fixtures or other equipment or inventory; or (11) there is a material adverse change in Lessee's or any Guarantor's financial condition since the dated of this Agreement.

         (b) Upon the occurrence of an Event of Default: (1) Lessor shall have no obligation to make any additional Advance Payments hereunder, (2) Lessor shall have the right to cause the entire outstanding balance of the Advance Payments, together with all accrued and unpaid interest thereon, to become immediately due and payable without notice or demand, (3) Lessee shall pay on demand all costs and expenses of Lessor with respect to the enforcement of its rights and remedies hereunder and under the Promissory Note, including, without limitation, reasonable attorneys' fees, and (4) Lessor shall have the right to exercise any and all remedies available to it hereunder and under the Promissory Note.

         (c) The remedies of Lessor provided herein and in the Promissory Note shall be cumulative and concurrent and may be pursued singly, successively or concurrently at the sole discretion of Lessor and may be exercised as often as occasion therefor shall occur. The failure to exercise, or any delay in the exercise of, any right or remedy shall in no event be construed as a waiver, release or exhaustion of any such remedies.

    7. WAIVER. LESSEE AND ANY GUARANTOR HEREBY JOINTLY AND SEVERALLY WAIVE PRESENTMENT FOR PAYMENT, DEMAND, NOTICE OF DEMAND, NOTICE OF NON-PAYMENT, NOTICE OF PROTEST, PROTEST, AND HEREBY CONSENT TO ANY AND ALL EXTENSIONS OF TIME, RENEWALS, WAIVERS OR MODIFICATIONS OF AND ANY AND ALL SUBSTITUTIONS OR RELEASES OF SECURITY OR OF ANY PARTY PRIMARILY OR SECONDARILY LIABLE HEREUNDER OR FOR ANY OF THE SECURED OBLIGATIONS HEREUNDER. LESSEE AND ANY GUARANTOR HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT, THE PROMISSORY NOTE OR ANY INSTRUMENT OR DOCUMENT DELIVERED IN CONNECTION HEREWITH OR THEREWITH, OR THE VALIDITY, PROTECTION, INTERPRETATION, COLLECTION OR ENFORCEMENT THEREOF, OR ANY OTHER CLAIM OR DISPUTE HOWSOEVER ARISING BETWEEN LESSEE, ANY GUARANTOR AND LESSOR. LESSEE AND ANY GUARANTOR HEREBY EXPRESSLY WAIVE ANY DEFENSE OR COUNTERCLAIM (IN EACH CASE IN CONNECTION WITH THE EXERCISE BY LESSOR OF ITS RIGHTS AND REMEDIES UNDER THIS AGREEMENT) OR SET OFF WHATSOEVER WITH RESPECT TO THE OBLIGATION TO MAKE ANY PAYMENT OF PRINCIPAL OR INTEREST HEREUNDER, IT BEING UNDERSTOOD AND AGREED THAT THE OBLIGATION TO MAKE SUCH PAYMENT IS ABSOLUTE AND UNCONDITIONAL IRRESPECTIVE OF THE PERFORMANCE OF THE PARTIES HEREUNDER.

    8. PURCHASE AGREEMENT. Lessee hereby represents and warrants that the copy of the Purchase Agreement annexed hereto as EXHIBIT B is true, accurate and complete in all respects as of the date hereof.

    9. REPRESENTATIONS AND WARRANTIES. The Equipment shall be located at, and except as otherwise provided in this Lease, shall not be removed from, the Equipment Location. In addition to the representations and warranties set forth in the Lease, Lessee hereby represents and warrants to Lessor that, except as set forth on SCHEDULE 1 attached hereto, Lessee owns the Equipment Location free and clear of all liens.

    10. MISCELLANEOUS. THIS AGREEMENT IS BEING DELIVERED IN THE STATE OF NEW YORK AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE. This Agreement may be executed in any number of counterparts, each executed counterpart constituting an original and in each case such counterparts shall constitute but one and the same instrument. This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Agreement, together with the Promissory Note, the Lease and all other documents executed in connection herewith and therewith collectively constitute the entire understanding or agreement between Lessee and Lessor with respect to the interim financing of the Equipment, and there is no understanding or agreement, oral or written, which is not set forth herein or therein.

    IN WITNESS WHEREOF, Lessor and Lessee have executed this Interim Funding Loan and Security Agreement as of the day and year first above written.

LESSOR:

KEYCORP LEASING LTD.


By:
   -----------------------------------------
Name:
Title:


LESSEE:

R-B RUBBER PRODUCTS, INC.


By:
   ------------------------------------------
Name:
Title:

                         EXHIBIT A - FORM OF PROMISSORY NOTE

                                   PROMISSORY NOTE


U.S. $1,000,000.00                                           Date:  May 12, 1997

FOR VALUE RECEIVED, R-B RUBBER PRODUCTS, INC., an Oregon corporation with its principal place of business at 904 East 10th Avenue, McMinnville, OR 97128 ("Maker"), promises to pay to the order of KEYCORP LEASING LTD., a Delaware corporation ("Holder"), the sum of ONE MILLION DOLLARS ($1,000,000.00) in lawful money of the United States of America or so much thereof as from time to time shall have been advanced hereunder (the "Principal"), with interest thereon as hereafter provided ("Interest"), to be paid in the manner set forth herein.

    1. INTEREST RATE; PLACE OF PAYMENT. Interest on the balance of the Principal outstanding on this Promissory Note shall accrue with respect to each advance hereunder (each, an "Advance") from the date of such Advance and shall be due and payable at a floating rate per annum (the "Interest Rate") equal to the Prime Rate (as hereinafter defined) in effect from time to time plus one percent (1%). The Interest Rate shall be immediately and correspondingly adjusted with each change in the Prime Rate. Interest shall be calculated on the basis of a 360-day year consisting of twelve 30-day months. Interest shall accrue until the date of receipt of payment. As used herein, the term "Prime Rate" shall mean the prime rate announced from time to time in THE WALL STREET JOURNAL. If the Prime Rate is no longer available, Holder will choose a new index which is based upon comparable information and will give Maker notice of such new "Prime Rate." Payment of the Principal and Interest hereunder shall be made to Holder at P.O. Box 1865, Albany, New York 12201-1865, or at such other place as Holder may designate from time to time in writing.

    2. REPAYMENT TERMS. Interest on the Principal at the rates aforesaid shall be due and payable monthly in arrears on the last day of each month beginning on the month in which Holder funds the first Advance hereunder in SEPTEMBER, 1997 to and including the earlier of: (a) SEPTEMBER, 1997; or (b) the date on which a prepayment is required under Section 4(b) hereof; or (c) the final Rent Commencement Date for the final Schedule under, and as defined in, the Master Equipment Lease Agreement dated as of May 12, 1997 between the Maker, as lessee, and the Holder, as lessor (such Master Equipment Lease Agreement, together with Equipment Schedules from time to time executed in connection therewith, are hereinafter collectively referred to as, the "Lease"). NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, THE ENTIRE UNPAID BALANCE OF THE PRINCIPAL ADVANCED HEREUNDER, TOGETHER WITH ACCRUED AND UNPAID INTEREST THEREON AT THE APPLICABLE RATE AFORESAID, SHALL BE DUE AND PAYABLE ON THE EARLIER OF: (A) SEPTEMBER, 1997; OR (B) THE DATE ON WHICH A PREPAYMENT IS REQUIRED UNDER SECTION 4(B) HEREOF; OR (C) THE FINAL RENT COMMENCEMENT DATE FOR THE FINAL SCHEDULE UNDER, AND AS DEFINED IN, THE LEASE. In addition, Maker will pay a late payment charge of five percent (5%) of any payment due hereunder that is more than ten days late, for each month or part thereof that the same remains unpaid, computed from the due date thereof through the date of receipt thereof. Holder reserves the right to require any payment on this Promissory Note, whether such payment represents a regular installment or a prepayment, to be payable by wired federal funds or other immediately available funds.

    3. LOAN AGREEMENT. This Promissory Note hereby incorporates by reference all of the terms and conditions of an Interim Funding Loan And Security Agreement (the "Loan Agreement") dated as of May 12, 1997 between Maker and Holder to the same extent, and with the same force and effect, as if such terms and conditions were fully set forth herein and Maker hereby covenants and agrees to observe and perform such terms and conditions strictly in accordance with the Loan Agreement. Requisitions and advances under this Promissory Note shall be made only on the terms and conditions set forth in the Loan Agreement. Advances hereunder shall be requested by a drawdown request in the form attached hereto as EXHIBIT A (the "Drawdown Request") and shall be evidenced by a drawdown certificate in the form attached hereto as EXHIBIT B (the "Drawdown Certificate").

    4. PREPAYMENT TERMS. (a) VOLUNTARY PREPAYMENT. Maker may prepay, in connection with any Rent Commencement Date under an Equipment Schedule, the Principal outstanding hereunder at any time without premium or penalty.

         (b) REQUIRED PREPAYMENT. In the event that (1) more than $100,000 of the Equipment to which Advance Payments relate is deemed first placed in service during a calendar quarter, or (2) any Equipment to which Advance Payments relate is deemed first placed in service during a calendar year, then, on the final day of each such calendar quarter or calendar year, as the case may be, Maker shall prepay an amount of Principal, together with accrued and unpaid interest thereon at the applicable rate aforesaid, which equals the cost of such Equipment. Holder shall apply, and Maker directs Holder to apply, the proceeds of the Lease to such prepayment, in accordance with and subject to the terms and conditions of the Funding Agreement dated as of May 12, 1997.

    5. SECURITY. Payment of the Principal and Interest hereunder, and the performance and observance by Maker of all agreements, covenants and provisions contained herein, is secured by the grant by Maker to Holder of a first priority security interest in the Collateral (as defined in the Loan Agreement).

    6. TRANSFER OR ASSIGNMENT. Holder may at any time assign or otherwise transfer or negotiate this Promissory Note in whole or in part, without any notice to Maker.

    7. APPLICATION OF PAYMENTS. Each payment received on this Promissory Note shall be applied first to unpaid late payment charges (if any) hereunder, then to Interest as of the payment due date and the balance, if any, to the outstanding Principal as of the date received.

    8. EVENTS OF DEFAULT. (a) The occurrence of any of the "Events of Default" set forth in the Loan Agreement shall constitute and be an event of default hereunder (an "Event of Default").

         (b) Notwithstanding anything to the contrary contained herein, upon the occurrence of an Event of Default: (i) Holder shall have the right to cause the entire outstanding balance of the Principal, together with all accrued and unpaid Interest thereon, to become immediately due and payable without notice or demand, (ii) Maker shall pay on demand all costs and expenses of Holder with respect to the enforcement of its rights and remedies hereunder and under the Loan Agreement, including, without limitation, reasonable attorneys' fees, and
(iii) Holder shall have the right to exercise any and all remedies available to it hereunder and under the Loan Agreement.

         (c) The remedies of Holder provided herein and in the Loan Agreement shall be cumulative and concurrent and may be pursued singly, successively or concurrently at the sole discretion of Holder and may be exercised as often as occasion therefor shall occur. The failure to exercise, or any delay in the exercise of, any right or remedy shall in no event be construed as a waiver, release or exhaustion of any such remedies.

    9. COLLECTION COSTS. In addition to the Principal, Interest, and any late payment charges (if any), Holder shall be entitled to collect all costs and expenses of collection, including, without limitation, reasonable attorneys' fees, incurred in connection with the protection or realization of the Collateral or in connection with Holder's collection efforts, whether or not suit on this Promissory Note or any foreclosure proceeding is filed. All such costs and expenses shall be payable on demand and, until paid, shall be secured by the security interest evidenced by the Loan Agreement and all other collateral, if any, held by Holder as security for Maker's obligations under this Promissory Note.

    10. BINDING AGREEMENT; GOVERNING LAW. THIS AGREEMENT IS BEING DELIVERED IN THE STATE OF NEW YORK AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE. The provisions of this Promissory Note shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

    11. MORE THAN ONE SIGNER. If more than one person or entity signs this Promissory Note as a Maker, the obligations contained herein shall be deemed joint and several and all references to "Maker" shall apply both individually and jointly.

    12. GENERAL. Maker represents and warrants that this Promissory Note evidences a loan for business or commercial purposes. By signing this Promissory Note, Maker agrees to be legally bound to all terms and conditions contained herein.

    13. WAIVER. MAKER AND ALL ENDORSERS, SURETIES, AND GUARANTORS HEREOF HEREBY JOINTLY AND SEVERALLY WAIVE PRESENTMENT FOR PAYMENT, DEMAND, NOTICE OF NON-PAYMENT OR DISHONOR, NOTICE OF PROTEST AND PROTEST OF THIS PROMISSORY NOTE. MAKER HEREBY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH OR ARISING OUT OF, THIS PROMISSORY NOTE OR ANY DOCUMENT DELIVERED IN CONNECTION WITH THIS PROMISSORY NOTE.

    14. USURY; PARTIAL INVALIDITY. . (a) At no time shall the Interest Rate (or any other late charges or other amounts paid or collected hereunder) exceed the highest rate allowed by applicable law for this type of loan. Should Holder ever collect interest at a rate that exceeds the such applicable legal limit, such excess will be credited to the Principal. If the amount of the credit exceeds the balance of the Principal then outstanding on this Promissory Note, such excess will be returned to Maker; and the effective rate of interest automatically shall be reduced to the maximum lawful contract rate allowed under Applicable Law as now or hereafter construed by the courts having jurisdiction thereof. Notwithstanding the foregoing, if any applicable state law is amended or the law of the United States of America preempts any applicable state law, so that it becomes lawful for Holder to receive a greater per annum interest rate than is presently allowed by law, the Maker agrees that, on the effective date of such amendment or preemption, as the case may be, the lawful maximum hereunder shall be increased to the maximum interest rate per annum allowed by the amended state law or the law of the United States of America (but not in excess of the Interest Rate provided for herein). All calculations of the rate of interest contracted for, charged or received under this Note or the Loan Agreement which are made for the purpose of determining whether such rate exceeds the maximum lawful contract rate, shall be made, to the extent permitted by applicable law, by amortizing, prorating, allocating and spreading in equal parts during the period of the full stated term of the indebtedness evidenced hereby, all interest at any time contracted for, charged or received from the Maker or otherwise by Holder in connection with the Secured Obligations (as defined in the Loan Agreement).

         (b) Whenever possible, each provision of this Promissory Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Promissory Note shall be prohibited by or invalid under the laws of any jurisdiction, such provision, as to such jurisdiction, shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Promissory Note in any other jurisdiction.

    15. NOTICES. All notices and other communications under this Promissory Note shall be in writing and shall be addressed: (i) if to Maker, R-B RUBBER PRODUCTS, INC., 904 East 10th Avenue, McMinnville, OR 97128; and (ii) if to Holder, KEYCORP LEASING LTD., 54 State Street, Albany, New York 12207,
Attention: Business Coordinator, or such other address as either party hereto shall communicate to the other party at its address specified above. All such notices and other communications shall be deemed to have been duly given if delivered by hand or if sent by certified mail, return receipt requested, to the party to whom such notice is intended to be given, and shall be effective upon receipt.

    IN WITNESS WHEREOF, Maker, intending to be legally bound, has caused this Promissory Note to be duly executed under seal on the day and year first above written.

MAKER:

R-B RUBBER PRODUCTS, INC.


By:
   -----------------------------------------
Name:
Title:



STATE OF                            )
         ---------------------------
                                    )ss.:
COUNTY OF                           )
         ---------------------------


    On this____ day of _______ , 19___, before me the subscriber personally appeared ______________________, who being by me duly sworn, did depose and say; that (s)he resides at ___________________________, that (s)he is the ______________________________________ of R-B RUBBER PRODUCTS, INC., the
corporation described in and which executed the foregoing instrument; and that
(s)he signed his/her name thereto by order of the Board of Directors of said corporation.



--------------------------------------
NOTARY PUBLIC

My Commission Expires:

                                      EXHIBIT A

                               FORM OF DRAWDOWN REQUEST

                      [To be prepared on Borrower's letterhead]


[Date]

KeyCorp Leasing Ltd.
54 State Street, 9th Floor
Albany, New York 12207
Attn:  Business Coordinator

Dear Business Coordinator:

    In accordance with the terms and conditions of a Master Equipment Lease Agreement dated as of May 12, 1997 (the "Lease"), an Interim Funding Loan and Security Agreement dated as of May 12, 1997 and a Promissory Note dated as of May 12, 1997, each either by and between KEYCORP LEASING LTD. ("KCL") and R-B RUBBER PRODUCTS, INC. (collectively, the "Agreements") or in favor of KCL, Lessee certifies as follows:

    1. KCL is hereby authorized to advance $____________ under the Agreements and to forward payment of the proceeds of such advance directly to ______________________________________________ for payment of the following attached invoices in the amounts shown:

VENDOR        EQUIPMENT DESCRIPTION         AMOUNT (MINIMUM $50,000)
------        ---------------------         ------------------------


    2. This advance shall apply to Equipment Schedule 01 to the Lease. The following documentation is enclosed for your review in support of this drawdown request:

    a.  Check for $50.00 for drawdown request.
    b.  Invoices described above.
    c.  Other (specify):

    Please make this advance effective as of ______________, 199___.

Sincerely,

Maker:

R-B RUBBER PRODUCTS, INC.


By:
   -----------------------------------------
Name:
Title:

                                      EXHIBIT B

                              Drawdown Certificate under
                       Promissory Note Dated as of May 12, 1997
            by R-B RUBBER PRODUCTS, INC. in favor of KEYCORP LEASING LTD.


    The referenced Promissory Note and this Drawdown Certificate are in connection with the Master Equipment Lease Agreement dated as of May 12, 1997 between the Maker, as lessee, and the Holder, as lessor, and the Equipment Schedule Number 01 thereto. Pursuant to a Drawdown Request dated ______________________________ from R-B RUBBER PRODUCTS, INC., the following Advance Payment was made by KEYCORP LEASING LTD.:


Date of Drawdown:  _____________, 199___

Drawdown Amount:   $_______________

Initial Interest Rate on Drawdown Amount
(the Interest Rate floats as set forth in the
above-referenced Promissory Note):               9.50%

Equipment Schedule to Which
Drawdown Applies:                                Equipment Schedule 01


KEYCORP LEASING LTD.


By:
   -----------------------------------------
Name:
Title:

                          EXHIBIT B - THE PURCHASE AGREEMENT

                      EXHIBIT C - FORM OF ASSIGNMENT OF CONTRACT

                           ASSIGNMENT OF PURCHASE AGREEMENT


    R-B RUBBER PRODUCTS, INC. ("Assignor"), for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby grants, conveys, transfers, pledges and assigns unto KEYCORP LEASING LTD., a Delaware corporation ("Assignee"), all of Assignor's right, title and interest in and to the Purchase Agreement (the "Purchase Agreement") dated as of January 4, 1997 between Assignor and EMIL PAUL SCHILLING AG (the "Mail Supplier") and Other Suppliers, pursuant to which Assignor has agreed to purchase goods and other property (the "Equipment") from the Supplier (including, but not limited to, the right to become direct purchaser of the Equipment thereunder), together with all Assignor's right, title and interest in and to the Equipment, for the purpose of securing the payment and performance of the Secured Obligations (as defined in the Interim Funding Loan and Security Agreement dated as of May 12, 1997 between Assignee, as lessor, and Assignor, as lessee).

    Assignor covenants and agrees that it shall not modify, amend, terminate or release the Purchase Agreement without the prior written consent of Assignee.

    Assignor and Assignee mutually agree that the acceptance by Assignee of this Assignment of Purchase Agreement, with all of the rights, powers, privileges and authority so created, shall not be deemed or construed to obligate Assignee to assume any obligation or responsibility of Assignor under the Purchase Agreement, nor shall Assignee be liable for the nonperformance of any such obligation or responsibility.

    THIS AGREEMENT IS BEING DELIVERED IN THE STATE OF NEW YORK AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

    IN WITNESS WHEREOF, Assignor has caused this Assignment of Purchase Agreement to be executed as of May 12, 1997.

ASSIGNOR:

R-B RUBBER PRODUCTS, INC.


By:
   -----------------------------------------
Name:
Title:

                      EXHIBIT D - FORM OF CONSENT AND AGREEMENT

                         CONSENT TO ASSIGNMENT AND AGREEMENT

    EMIL PAUL SCHILLING AG (the "Supplier") hereby (i) consents to that certain Assignment of Purchase Agreement dated as of May 12, 1997 by R-B RUBBER PRODUCTS, INC. ("Assignor") to KEYCORP LEASING LTD. ("Assignee"), pursuant to which, among other things, Assignor has assigned to Assignee, all of Assignor's right, title and interest in and to the purchase agreement (the "Purchase Agreement") dated January 4, 1997 between the Supplier and Assignor (pursuant to which the Supplier has agreed to sell, and Assignor has agreed to buy, certain equipment under the terms specified therein), and (ii) confirms to and agrees with Assignor and Assignee that:

    1. OBLIGATIONS OF ASSIGNEE. Assignee shall not be liable for any of the obligations of Assignor or duties of Assignor under the Purchase Agreement, nor shall the Purchase Agreement give rise to any duties or obligations whatsoever on the part of Assignee owing to the Supplier.

    2. REPRESENTATIONS AND WARRANTIES. The Supplier represents and warrants to Assignor that: (a) attached hereto as EXHIBIT A is a true, complete and accurate copy of the Purchase Agreement, and that such Purchase Agreement is in full force and effect and has not been modified or amended; (b) the Supplier has not sent or received any notice of default or any notice for the purpose of terminating the Purchase Agreement, nor is there, to the best knowledge of the Supplier, any existing circumstance or event which, but for the passage of time, giving of notice or otherwise, would constitute a default by the Supplier or Assignor under the Purchase Agreement; (c) the Supplier will not terminate, or exercise any remedies under, the Purchase Agreement by reason of any default thereunder by Assignor without sending to Assignee written notice of such default (including in such notice the grounds upon which it proposes to terminate the Purchase Agreement and the proposed termination date), and availing Assignee of a reasonable time period to cure such default, provided, however, that such reasonable time period shall not exceed fifteen (15) days (in the case of payment default), or thirty (30) days (in the case of other defaults); (d) the Supplier will not, without the prior written consent of Assignee (1) acknowledge or consent to any sale or pledge of, or any other assignment of a security interest by Assignor of, any of the right, title or interest of Assignor in the Purchase Agreement, or (2) agree to any amendment, modification, release or discharge (in whole or in part) of the Purchase Agreement; (e) in the event that Assignee succeeds to the interest of Assignor under the Purchase Agreement, the Supplier shall (1) accept performance by Assignee, its successors or assigns, under the Purchase Agreement, (2) accept Assignee, its successors or assigns, as the successor to the rights of Assignor thereunder, (3) perform the Supplier's obligations and duties under the Purchase Agreement to Assignee, its successors or assigns, on the same terms and conditions as set forth in the Purchase Agreement; and (f) the Supplier shall send copies of all noices of defaults sent by the Supplier to Assignor pursuant to the Purchase Agreement to Assignee and no such notice shall be effective for any purpose unless and until a copy thereof shall have been received by Assignee.

    3. NOTICES. All notices and other communications hereunder shall be in writing and shall be transmitted by hand, overnight courier or certified mail (return receipt requested), postage prepaid. Such notices and other communications shall be addressed to the respective party at the following address or at such other address as any party may from time to time designate by notice duly given in accordance with this Section:

if to Assignee                         if to the Supplier

KEYCORP LEASING LTD.                   EMIL PAUL SCHILLING AG
54 State Street                        P.O. Box Feldstrasse 1
Albany, New York 12207                 8703 Erlenbach, Switzerland
Attention: Business Coordinator        Attention: Ralf H. Knobel
Facsimile: (518) 486-8172              Facsimile: 0041-1-915-00-65

All notices and other communications under this Consent to Assignment shall be effective upon receipt.

    4. MISCELLANEOUS. Time is of the essence with respect to this Agreement. This Agreement shall be binding upon, and inure to the benefit of, the parties hereto, their permitted successors and assigns. THIS AGREEMENT IS BEING DELIVERED IN THE STATE OF NEW YORK AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.


    IN WITNESS WHEREOF, the Supplier has executed this Consent to Assignment and Agreement as of May 12, 1997.


SUPPLIER:

EMIL PAUL SCHILLING AG


By:
   -----------------------------------------
Name:
Title:

                                      EXHIBIT A

                                THE PURCHASE AGREEMENT

                                   Attached hereto.

                                  LIST OF SCHEDULES

                        Schedule 1 - Title Exceptions to Site